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                                                                     EXHIBIT 4.1

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

            NUMBER                                                                                            SHARES
OMC                                                  [OMNICELL-TM- LOGO]

THIS CERTIFICATE IS TRANSFERABLE IN    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    SEE REVERSE FOR CERTAIN DEFINITIONS
CANTON, MA, JERSEY CITY, NJ
AND NEW YORK, NY                                                                                        CUSIP 68213N 10 9


This Certifies that










is is the record holder of


                           FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                      --------------------------------                --------------------------------
------------------------------------------------------ OMNICELL, INC. ------------------------------------------------------
                      --------------------------------                --------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.
    WITNESS the facsimile signatures of the Corporations' duly authorized officers.

    Dated:



             /s/ Robert J. Brigham                                            /s/ Sheldon D. Asher


              Corporate Secretary                                      President and Chief Executive Officer


                                                                                    COUNTERSIGNED AND REGISTERED:
                                                                                         EQUISERVE TRUST COMPANY, N.A.
                                                                                                                  TRANSFER AGENT
                                                                                                                   AND REGISTRAR
                                                                                    By: /s/ Charles V. Rossi
                                                                                                            AUTHORIZED SIGNATURE
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    The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM -- as tenants in common                             UNIF GIFT MIN ACT-- _______________ Custodian __________________
TEN ENT -- as tenants by the entireties                                              (Cust)                    (Minor)
JT TEN  -- as joint tenants with right of                                        under Uniform Gifts to Minors
           survivorship and not as tenants                                       Act _______________________________________
           in common                                                                                 (State)
                                                             UNIF TRF MIN ACT-- _______________ Custodian (until age ______)
                                                                                     (Cust)
                                                                                ____________________ under Uniform Transfers
                                                                                      (Minor)
                                                                                to Minors Act ______________________________
                                                                                                        (State)
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        Additional abbreviations may also be used though not in the above list.

    For Value Received, _______________________________________ hereby sell(s), assign(s) and transfer(s) unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------

--------------------------------------------

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

                                            X ________________________________

                                            X ________________________________
                                      NOTICE: THE SIGNATURE TO THIS
                                              ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAME AS WRITTEN UPON THE
                                              FACE OF THE CERTIFICATE IN
                                              EVERY PARTICULAR, WITHOUT
                                              ALTERATION OR ENLARGEMENT OR
                                              ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By _________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.